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                                  COHEN & STEERS
                            ---------------------------
                                SPECIAL EQUITY FUND



                          --------------------------------
                                 QUARTERLY REPORT
                                SEPTEMBER 30, 2000




COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017






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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

October 20, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Special Equity Fund for the quarter ended September 30, 2000. The net asset value per share on that date was $26.42. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in December.

INVESTMENT REVIEW

    During the quarter ended September 30, 2000, Cohen & Steers Special Equity Fund had a total return of 14.3%. The Fund outperformed both the NAREIT Equity REIT Index*, which had a total return of 7.7%, and the Standard & Poor's 500 Index, which had a total return of - 1.0%. For the nine months ended September 30, 2000, the Fund's total return was - 0.9% versus 21.8% for the NAREIT Equity REIT Index and - 1.4% for the S&P 500.

    The Fund delivered strong performance in the third quarter. While the equity market environment was quite difficult -- the NASDAQ Composite ( - 7.4% return) performed much worse than the broader market -- real estate securities performed extremely well. In addition, two of the three investment themes outlined in the Fund's semi-annual report worked well in the quarter: 1) the Health Care sector, which is finally beginning to see a recovery in fundamentals; and 2) real estate securities expected to out-perform in a 'soft-landing' economic environment.

    The largest contributor to performance came from the Fund's holdings in the Health Care sector, a 'down-and-out' sector for which we expect improving fundamentals. These holdings are concentrated in nursing homes. Medicare reimbursement is an important economic driver for nursing homes, and we expect that Congress will increase funding soon for the third time in the past twelve months. Standout performers were Ventas, which returned 56.1%, and Manor Care, which returned 124.1%. Ventas, a large nursing home REIT, was also positively impacted by developments at its principal tenant/operator Vencor, which recently submitted its plan of reorganization in bankruptcy. The proposed terms for Ventas' rent payments and its equity participation in Vencor are slightly better than our expectations.

    After the Health Care sector, the next largest contribution to performance came from a group of real estate securities that we believed would perform well once the Federal Reserve finishes raising interest rates. Now seventeen months after the Fed began raising rates, evidence is beginning to show that economic growth is moderating. Accordingly, consensus thinking embraced the 'soft-landing' economic scenario during the quarter, which, we believe, positively impacted our holdings in the Homebuilding and Office sectors.

    Real estate securities continued the rally that began in March of this year, driven in part by accelerating fundamentals. At the latest reading for the second quarter 2000, year-over-year cash flow growth was 10.2%, up from the low-point of 7.9% hit in the fourth quarter of 1999. This improvement in growth, amidst an environment where corporate earnings disappointments are occurring daily, has increased demand for real estate securities while the supply, or the amount of shares outstanding, has actually declined. Even though valuation multiples have expanded in the rally, valuations have not yet become an impediment to performance, as strong earnings and net asset value growth have accompanied rising share prices.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

INVESTMENT OUTLOOK

    Looking at real estate fundamentals, the discipline of the capital markets has restrained new construction, which makes us worry less that overbuilding might be the culprit that undermines fundamentals. This leads us to the demand for real estate, or the economy, as the most important variable that will influence real estate fundamentals going forward. According to Morgan Stanley Dean Witter's economic forecast, U.S. GDP growth will peak in 2000 at 5.3% and decelerate to 3.4% in 2001. While the soft-landing economic scenario appears intact, the direction of change is down, and several factors -- such as spiking energy prices, monetary tightening by central banks around the globe, and widening credit spreads -- have increased the risks in U.S. economy.

    If accelerating U.S. economic growth was the catalyst that boosted real estate fundamentals and REIT sector performance in 2000, what will decelerating economic growth mean for real estate fundamentals in 2001? In low barrier markets, where it is easy to build and a healthy amount of supply has been delivered the past few years, we could see rising vacancy rates and rent declines in some property types. In high barrier markets, we do not see much risk to current occupancy rates, but the high pace of rent growth likely will moderate. One byproduct of a slowing economy would be even greater restraints on capital for new development. As opposed to prior cycles when property markets were overbuilt before the economy headed south, occupancy rates today are very strong, and if development shuts off quickly -- and we believe that it will -- we would expect that fundamentals would hold up fairly well.

INVESTMENT STRATEGY

    While the direction toward slower economic growth appears fairly clear, it remains to be seen whether the issues facing our economy and capital markets will result in a benign soft landing, or a more material slowdown. Considering these scenarios, several changes to our portfolio strategy are in order. The most obvious change is to reduce weightings in the most 'cyclical' companies whose earnings may be negatively affected by a slowing economy -- most notably the Hotel and Homebuilding sectors. The second change, which is predicated on a view that slowing growth may increase the importance of current income in the total return equation, is to reduce weightings in securities have little or no current dividend income. Further bolstering the case for more current yield, a slowing economy should allow bond yields to ultimately fall, which should make REITs that have secure dividends more attractive. Accordingly, we would expect to increase our weighting in REITs, which are required to distribute nearly all of their earnings as dividends.

    REIT sectors that should perform well in a slowing economy include the Health Care, Manufactured Home Community, and Industrial sectors -- by virtue of their stable demand fundamentals and attractive relative valuations -- and we expect add to these areas going forward. Notwithstanding recent performance, we still see several ways to 'win' with the Health Care sector. The recovery in fundamentals for these companies could take several years to unfold, and their securities should be strong performers in a slowing economy due to their stable underlying demand and high dividend yields. The Office sector, by virtue of its long lease terms and built-in rental growth, will continue to be an area of focus, but we will be more discerning for companies where valuations are high and do not provide any cushion for slowing growth.

    In closing, we are pleased with the Fund's performance this quarter. In addition, we are pleased with the state of the real estate securities market. While the number of public companies has declined this year due to

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

merger activity and privatizations, we believe the remaining companies are getting stronger in terms of corporate decision-making, business and financial planning, and corporate governance. We admit to being perplexed by the modest inflows into real estate mutual funds (about 5% growth this year), especially considering the strong performance by real estate securities relative to the market indices. Looking at mutual fund flows as a contra-indicator, however, we believe that real estate securities can continue to provide attractive returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                          JOSEPH M. HARVEY
                          Portfolio Manager

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    Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                       NUMBER OF                     % OF
                                                        SHARES        VALUE       NET ASSETS
                                                       ---------   -----------   ------------
EQUITIES
   *Alexander's.....................................     62,200    $ 5,084,850       15.03%
    Ventas..........................................  1,012,400      5,062,000       14.96
   *FrontLine Capital Group.........................    158,700      2,608,631        7.71
    Starwood Hotels & Resorts Worldwide.............     77,600      2,425,000        7.17
    Vornado Realty Trust............................     42,400      1,574,100        4.65
   *Manor Care......................................     97,500      1,529,531        4.52
    Equity Office Properties Trust Co. .............     49,000      1,522,062        4.50
  **Brookfield Properties Corp. ....................     91,300      1,471,504        4.35
    Crescent Real Estate Equities Co. ..............     65,300      1,457,006        4.31
    Health Care Property Investors..................     49,100      1,454,588        4.30
    General Growth Properties.......................     42,200      1,358,312        4.02
    Centex Corp. ...................................     36,400      1,169,350        3.46
    Kaufman & Broad Home Corp. .....................     41,300      1,112,519        3.29
    Nationwide Health Properties....................     69,300      1,104,469        3.27
    SL Green Realty Corp. ..........................     38,400      1,077,600        3.19
   *Six Flags.......................................     31,300        485,150        1.43
   *Crescent Operating..............................    261,400        310,413        0.92
   *Allied Riser Communications.....................     34,100        225,913        0.67
    CBL & Associates Properties.....................      5,000        125,312        0.37
   *CAIS Internet...................................     21,700        105,788        0.31
    Kilroy Realty Corp. ............................      1,100         29,356        0.09
                                                                   -----------      ------
         TOTAL EQUITIES (Identified
           cost -- $31,196,665) ....................                31,293,454       92.52
                                                                   -----------      ------

                                                       PRINCIPAL
                                                        AMOUNT
                                                       ---------
COMMERCIAL PAPER
    International Lease Finance Corp., 6.51%, due
      10/2/00.......................................   $834,000        833,849        2.46
    Panasonic Finance, 6.51%, due 10/2/00...........    834,000        833,849        2.46
                                                                   -----------      ------
         TOTAL COMMERCIAL PAPER (Identified
           cost -- 1,667,698).......................                 1,667,698        4.92
                                                                   -----------      ------
TOTAL INVESTMENTS (Identified cost --$32,864,363)...                32,961,152       97.44
OTHER ASSETS IN EXCESS OF LIABILITIES...............                   865,960        2.56
                                                                   -----------      ------
NET ASSETS (Equivalent to $26.42 per share based on
  1,280,293 shares of capital stock outstanding)....               $33,827,112      100.00%
                                                                   -----------      ------
                                                                   -----------      ------

-------------------
 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the princial exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 2000 was $2,214,025 based on an exchange rate of 1 Canadian dollar to 0.66463 U.S. dollars.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/99................                $43,028,881            $26.76
    Net investment income....................  $   801,506                 $ 0.62
    Net realized and unrealized loss on
       investments...........................   (1,707,031)                 (0.88)
    Distributions from net investment
       income................................     (114,555)                 (0.08)
                                                                           ------
    Capital stock transactions:
         Sold................................    2,499,959
         Distributions Reinvested............       73,789
         Redeemed............................  (10,755,437)
                                               -----------
Net decrease in net asset value..............                 (9,201,769)            (0.34)
                                                             -----------            ------
End of period: 9/30/00.......................                $33,827,112            $26.42
                                                             -----------            ------
                                                             -----------            ------

-------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 2000)

ONE YEAR                SINCE INCEPTION (5/8/97)
--------                ------------------------
 28.09%                          5.41%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS

 Robert H. Steers
 Director and Chairman

 Martin Cohen
 Director and President

 Gregory C. Clark
 Director

 George Grossman
 Director

 Jeffrey H. Lynford
 Director

 Willard H. Smith, Jr.
 Director

 Elizabeth O. Reagan
 Vice President

 Adam Derechin
 Vice President and Assistant Treasurer

 Lawrence B. Stoller
 Assistant Secretary


KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSSPX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in
the daily mutual fund listings in the
financial section of most major
newspapers under Cohen & Steers.
This report is authorized for delivery
only to shareholders of Cohen & Steers
Special Equity Fund, Inc. unless
accompanied or preceded by the
delivery of a currently effective
prospectus setting forth details of
the Fund. Past performance, of course,
is no guarantee of future results and
your investment may be worth more or
less at the time you sell.

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                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'